Exhibit 10.18

TWELFTH AMENDMENT TO FIRST AMENDED AND RESTATED LOAN AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

This Twelfth Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents (this "Amendment") is entered into as of November 30, 2017 (the "Effective Date"), by i3 VERTICALS, LLC ("i3"), a Delaware limited liability company; CP-PS, LLC ("CP-PS"), a Delaware limited liability company; CP-DBS, LLC ("CP-DBS"), a Delaware limited liability company, i3 VERTICALS MANAGEMENT SERVICES, INC. ("i3 Management"), a Delaware corporation, i3-RS, LLC ("i3-RS"), a Delaware limited liability company, i3-EZPAY, LLC, a Delaware limited liability company ("i3-EZ"), i3-LL, LLC, a Delaware limited liability company ("i3-LL"), i3-PBS, LLC, a Delaware limited liability company ("i3-PBS"), i3-INFIN, LLC, a Delaware limited liability company ("i3-Infin"), i3-BP, LLC, a Delaware limited liability company ("i3-BP"), i3-Axia, LLC, a Delaware limited liability company ("i3-Axia"), i3-Randall, LLC, a Delaware limited liability company ("i3-Randall"), i3-CSC, LLC, a Delaware limited liability company ("i3-CSC"), i3-TS, LLC, a Delaware limited liability company ("i3-TS"), Fairway Payments, LLC, a Virginia limited liability company ("Fairway"), i3-SDCR, Inc., a Delaware corporation ("i3-SDCR"), and SAN DIEGO CASH REGISTER COMPANY, INC., a California corporation ("SDCR") (i3, CP-PS, CP-DBS, i3 Management, i3-RS, i3-EZ, i3-LL, i3-PBS, i3-Infin, i3-BP, i3-Axia, i3-Randall, i3-CSC, i3-TS, and Fairway are the “Existing Borrowers,” and the Existing Borrowers, i3-SDCR and SDCR collectively, "Borrowers"); CLARITAS CAPITAL SPECIALTY DEBT FUND, L.P. ("CCSD I"), a Delaware limited partnership; CCSD II, L.P. ("CCSD II"), a Delaware limited partnership; HARBERT MEZZANINE PARTNERS III, L.P. ("Harbert"), a Delaware limited partnership (together with CCSD I and CCSD II, collectively "Lenders"); and CCSD I, in its capacity as Collateral Agent for Lenders, as provided in the Loan Agreement described below ("Collateral Agent").

RECITALS:

A.    Lenders, Collateral Agent, and the Existing Borrowers previously executed that First Amended and Restated Loan Agreement dated as of January 9, 2015, as amended by that First Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of April 23, 2015, as further amended by that Second Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of June 25, 2015, as further amended by that Third Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of August 11, 2015, as further amended by that Fourth Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of January 11, 2016, as further amended by that Fifth Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of April 29, 2016, as further amended by that Sixth Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of May 12, 2016, as further amended by that Seventh Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of June 30, 2016, as further amended by that Eighth Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of December 21, 2016, as further amended by that Ninth Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of March 31, 2017, as further amended by that Tenth Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of August 1, 2017, and as further amended by that Eleventh Amendment to First Amended and Restated Loan Agreement dated as of October 30, 2017 (as amended, the "Loan Agreement"); and

B.    Upon the consummation of the SDCR Acquisition (as defined below), i3-SDCR and SDCR will each become a wholly-owned direct or indirect subsidiary of i3 and wish to join the Loan Agreement and certain other Loan Documents (as defined in the Loan Agreement) as additional Borrowers or other appropriate parties; and

C.    Lenders are the holders of the Warrants (as defined in the Loan Agreement); and

D.    The parties hereto wish to amend the Loan Agreement and other Loan Documents and to waive certain rights under the Warrants;

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Definitions and Rules of Construction. As used in this Amendment, capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement, and the rules of construction applicable to the Loan Agreement shall apply to this Amendment.

2.    Joinder of i3-SDCR and SDCR. i3-SDCR and SDCR each hereby join in (i) the Loan Agreement as a "Borrower," (ii) the Term Loan Notes as a "Maker," (iii) that Security Agreement dated as of August 21, 2013, by and among Existing Borrowers and Collateral Agent (the "Security Agreement") as a "Debtor," and all such documents are hereby amended to include both i3-SDCR and SDCR as parties thereto. i3-SDCR and SDCR both further (i) agree to make all of the representations and warranties set forth in the Loan Agreement and the other Loan Documents to which they are joined as of the date hereof; (ii) grant to Collateral Agent, for the benefit of Lenders, pursuant to the terms and provisions of the Loan Agreement and the Security Agreement, a valid and enforceable security interest in and to all of their assets constituting Collateral (as defined in the Security Agreement), free and clear of all Encumbrances except as otherwise provided in the Loan Agreement; and (iii) agree that they hereby assume, and are direct obligors primarily liable for, all of the Obligations, whether now or hereafter arising. Without limiting the foregoing, i3-SDCR and SDCR agree that they shall be jointly and severally liable with Existing Borrowers, each other, and any other Borrower for all liabilities and obligations of each such Borrower to Collateral Agent and Lenders irrespective of when such liabilities or obligations first arose under the Loan Agreement or the other Loan Documents. In furtherance of the foregoing, i3-SDCR and SDCR each agree to execute and/or deliver to Collateral Agent such additional loan documents, security instruments, UCC financing statements, and other documents, instruments, certificates or agreements as Collateral Agent may reasonably request to give effect to this joinder of i3-SDCR and SDCR.

3.    SDCR Acquisition. Borrowers represent and warrant that i3-SDCR has completed the acquisition of all of the outstanding common stock of SDCR (the "SDCR Acquisition") pursuant to and in accordance with that certain Stock Purchase Agreement (the "SDCR Acquisition Agreement") dated as of October 31, 2017, by and among i3-SDCR, Ality R. Richardson individually and as Successor Trustee under that Declaration of Trust dated May 27, 1999, and Ashley J. Richardson. Borrowers represent, warrant, and agree that (i) the SDCR Acquisition qualifies as and constitutes a Permitted Acquisition, and all of the conditions set forth in the definition of Permitted Acquisition have been or will be satisfied within the time periods specified therein (or within such shorter time periods as Lenders have permitted), (ii) other than as provided in Section 3.1 therein, there is no contingent consideration payable under the SDCR Acquisition Agreement, and (iii) no Borrower is issuing a Seller Note in connection with such acquisition.

4.    Waiver of Certain Matters Regarding Issuance of Equity. Lenders agree that i3 may issue up to 200,000 Common Units of i3 and 200,000 Class P Units of i3 pursuant to the SDCR Acquisition Agreement without making any adjustment to the Warrants pursuant to Section 8 thereof.

5.    Updating of Schedules. Borrowers hereby reaffirm the warranties and representations made in Article 5 of the Loan Agreement as true and correct given as of the date hereof, subject to (i) matters therein that were expressly disclosed as of a particular date other than the Closing Date and (ii) the matters disclosed in the updated complete set of Schedules to the Loan Agreement attached hereto as Exhibit A.

6.    Borrowers’ Release. Borrowers hereby release Lenders and Collateral Agent from any claim, defense, or right of setoff, known or unknown, that any Borrower may have against any of them as of the execution of this Amendment; provided, however, to avoid doubt, Lenders and Collateral Agent are not released from their future obligations under the Loan Documents.

7.    Borrowers’ Affirmations. Borrowers acknowledge, warrant, and represent that (i) pursuant to the Loan Documents, their obligations to repay the Obligations are absolute and unconditional, and there exists no right of deduction, setoff, recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations, (ii) the Loan Documents are valid and enforceable against Borrowers in accordance with their terms (subject to principles of equity and laws applicable to the rights of creditors generally, including bankruptcy laws) and grant valid and perfected security interests and liens in the collateral described therein with the priority required by the Loan Documents, and (iii) no Default or Event of Default presently exists under the Loan Documents.

8.    Expenses. Borrowers agree to pay any and all costs and expenses (including, without limitation, reasonable attorneys’ fees and recording fees) incurred by Collateral Agent and Lenders and arising out of or relating to the preparation and negotiation of this Amendment and the matters contemplated hereby.

9.    Construction of Agreement. Except as expressly provided herein, the Loan Documents remain in full force and effect in accordance with their respective terms, and this Amendment shall not be construed to (i) impair the validity, perfection, or priority of any security interest granted therein, or (ii) waive or impair any rights, powers, or remedies of Lenders or Collateral Agent under the Loan Documents.

10.    Assignment. This Amendment shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Borrowers, Collateral Agent, and Lenders, except that Borrowers may not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lenders. Any attempted assignment or delegation without the required prior consent shall be void.

11.    Entire Agreement. This Amendment and the other written agreements among the parties represent the entire agreement of the parties concerning the subject matter hereof, and all oral discussions and prior inconsistent agreements are merged herein. In the event of an inconsistency between this Amendment and the provisions of the other Loan Documents, the provisions of this Amendment shall control.

12.    Notices. Any communications concerning this Agreement or the Obligations shall be addressed as provided in the Loan Documents.

13.    Applicable Law. This Amendment shall be governed by the substantive laws
(excluding conflicts principles) of the State of Tennessee.

14.    Jurisdiction; Venue; Waiver of Jury Trial; Etc. All matters of jurisdiction, venue, waiver of jury trial, and other general matters shall be determined as provided in the Loan Agreement.

15.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, and may be delivered electronically by facsimile or .pdf image.

[signature pages follow]

This Twelfth Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents is dated as of the date first written above.

BORROWERS:

I3 VERTICALS, LLC
CP-TOPS, LLC
CP-DBS, LLC
i3 VERTICALS MANAGEMENT SERVICES, INC.
i3-RS, LLC
i3-EZPAY, LLC
i3-LL, LLC
i3-PBS, LLC
i3-INFIN, LLC
i3-BP, LLC
i3-AXIA, LLC
i3-RANDALL, LLC
i3-CSC, LLC
i3-TS, LLC
FAIRWAY PAYMENTS, LLC
i3-SDCR, LLC
SAN DIEGO CASH REGISTER COMPANY, INC.

By:	/s/ Scott Meriwether
Scott Meriwether
Vice President

[Signatures to Twelfth Amendment to First Amended and Restated Loan Agreement
and Omnibus Amendment to Loan Documents]

COLLATERAL AGENT:

CLARITAS CAPITAL SPECIALTY DEBT FUND, L.P.

By:	CCSD GP, LLC, its General Partner

	By:	/s/ R. Burton Harvey
	Name:	R. Burton Harvey
	Title:	Managing Partner

LENDERS:

CCSD II, L.P.

By:	CCSD GP II, LLC, its General Partner

	By:	/s/ R. Burton Harvey
	Name:	R. Burton Harvey
	Title:	Managing Partner

CLARITAS CAPITAL SPECIALTY DEBT FUND, L.P.

By:	CCSD GP, LLC, its General Partner

	By:	/s/ R. Burton Harvey
	Name:	R. Burton Harvey
	Title:	Managing Partner

[Signatures to Twelfth Amendment to First Amended and Restated Loan Agreement
and Omnibus Amendment to Loan Documents]

HARBERT MEZZANINE PARTNERS III, L.P.

By:	HMP III GP, LLC, Its General Partner

	By:	Harbert Mezzanine Partners III GP, LLC, its Sole Manager

		By:	Harbert Mezzanine Manager III, Inc., its Sole Manager

			By:	/s/ John C. Harrison
			Name:	John C. Harrison
			Title:	VP

[Signatures to Twelfth Amendment to First Amended and Restated Loan Agreement
and Omnibus Amendment to Loan Documents]

EXHIBIT A

[Schedules updated to reflect the joinder of i3-SDCR and SDCR to the Loan Agreement and certain other Loan Documents.]